Neuberger Berman Advisers Management Trust®

Absolute Return Multi-Manager Portfolio
Class S
Supplement to the Summary Prospectus and Prospectus, each dated May 1, 2016, as amended and supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME, GOAL,
FEES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, AND PORTFOLIO
MANAGERS

This supplement describes important changes affecting the Absolute Return Multi-Manager Portfolio, a series of Neuberger Berman Advisers Management Trust (the “Fund”).  These changes were proposed by Neuberger Berman Investment Advisers LLC (“NBIA”) and approved by the Board of Trustees of Neuberger Berman Advisers Management Trust (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NBIA at 877-628-2583.

This supplement is intended to serve as notice that effective on or about May 1, 2017, the Fund will no longer be managed using a multi-manager strategy.  Instead, the Fund will be managed pursuant to a strategy of writing put options primarily on U.S. equity indices.  The Fund will continue to be managed by NBIA, however, the Fund will no longer have sub-advisers once the change in strategy occurs.

Accordingly, on or about May 1, 2017, the Fund will change its name, goal, fees, principal investment strategies, and portfolio managers.  Below are the anticipated new name, goal, fees, principal investment strategies, and portfolio manager as well as information about certain principal investment risks associated with the new strategy.  Although it is not anticipated that these will materially change prior to May 1, 2017, there may be additional changes prior to May 1, 2017.

Summary of Changes

New Name: The new name for the Fund will be U.S. Equity Index PutWrite Strategy Portfolio.

New Goal: The new goal for the Fund will be the following: “The Fund seeks long-term growth of capital and income generation.”

Lower Fees: Simultaneous with the change in strategy, the fee for investment advisory services will be reduced so that the Fund will pay NBIA a fee at the annual rate of 0.45% of the Fund’s average daily net assets for those services.  Additionally, the Fund will continue to bear the same administration and Rule 12b-1 fees and will bear operating expenses to the extent they are not waived or capped by NBIA.  Total annual operating expenses after the change in strategy are currently estimated as follows:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75

Distribution and/or shareholder service (12b-1) fees	0.25
Other expenses[1]	1.57
Total annual operating expenses	2.57
Fee waiver and/or expense reimbursement	1.52
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.05
[1]	“Other expenses” are based on estimated expenses; actual expenses may vary.
[2]
NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 1.05% of average net assets. This undertaking lasts until 12/31/2019 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBIA for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.05% of the Class’ average net assets. Any such repayment must be made within three years after the year in which the NBIA incurred the expense.

New Principal Investment Strategies: The new principal investment strategies for the Fund will be the following:

The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500 Index and the Russell 2000 Index, and exchange traded funds (“ETFs”). The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to holding the underlying equity index on which the options are written due to the receipt of income from options and fixed income instruments. The Fund’s investments in fixed income instruments will be of any duration and will include U.S. Treasury securities, corporate debt securities, cash and cash equivalents, securities issued by the U.S. government and its agencies and instrumentalities, bank certificates of deposit, mortgage-backed securities and asset-backed securities. The Fund also will invest in money market mutual funds and ETFs.

In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.

The Portfolio Manager will select option investments based on his estimate of market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as exercise prices and expiration dates.

At the time of writing (selling) a put option, the aggregate investment exposure, as measured on a notional basis (i.e., the value of the underlying instrument at its strike price), of the options written by the Fund will generally be equal to 100% of the Fund’s total assets. The Fund’s aggregate investment exposure, as measured on a notional basis, may be greater than 100% of the Fund’s total assets from time to time but it will not exceed 125% of its total assets.

The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs. Its investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options, as discussed above, generally will be equal to 100% of its total assets.

While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. To mitigate risk and/or provide liquidity, the Fund may purchase and write call options on securities and indices, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also purchase put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates).

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Additional Principal Investment Risks: In addition to the risks described in the Fund’s current prospectus, the new principal investment strategies for the Fund will have the following additional principal investment risks:

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying index, or in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options. By writing a call option, the Fund may be obligated to deliver securities underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

New Portfolio Manager: The new portfolio manager for the Fund will be Derek Devens.  He joined NBIA in 2016 and is the portfolio manager for another fund managed in a similar style for NBIA.

Additional information about the strategy change will be available in the Fund’s registration statement anticipated to be effective on or about May 1, 2017, which will be available from the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The date of this supplement is October 21, 2016.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com

4